Exhibit 99.1

  News                           General Motors
                                 Corporation           GM Communications
                                                       Detroit, Mich., USA
                                                       media.gm.com
        For Release: 1:45 p.m.
        ET
        April 1, 2008


                     GM Reports 282,732 Deliveries in March;
                            805,720 In First Quarter

             (Monthly comparison percentages are sales day-adjusted.
                    Quarterly percentages are not adjusted.)

March Highlights

o Chevrolet Car Retail Sales Up 6 Percent Led By a 122 Percent Increase in Malibu and a 16 Percent Increase in Impala Sales
o Cadillac Retail Car Sales Up 22 Percent with a 43 Percent Increase in CTS and 6 Percent Increase in DTS
o Strong Retail Month at Saturn with Aura Up 25 Percent, Vue Up 18 Percent and Outlook Up 14 Percent, offsetting Ion
o  Enclave, Acadia and Outlook Drive Mid-Utility Crossover Segment Up 45 Percent
o  Saab Total Sales Up 12 Percent; GMC Total Sales Up 1 Percent

Q1 Highlights

o  Retail Share Remains Stable Despite Market Pressures; Fleet Sales Down 7
   Percent
o  Continued Strength of Malibu, Impala, CTS and Aura Driving Passenger Car
   Growth
o  GM's Mid-Utility Crossover Segment Grows 47 Percent

DETROIT - GM dealers in the United States delivered 282,732 vehicles in March, a decrease of 13 percent when compared with the same month a year ago. For the first three months of 2008, GM total sales of 805,720 vehicles were down 11 percent compared with a year ago. Retail share appears to have remained stable throughout the month and the quarter.

"Our new launch vehicles, including the award-winning Chevrolet Malibu, Cadillac CTS, and our new crossovers -- Enclave, Acadia and Outlook -- had a strong month," said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing.

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"Most importantly, despite the tough economy and soft truck market, we anticipate our total retail vehicle sales share to have remained flat for the month and the first three months of the year. We are encouraged by our performance in the key passenger car categories, and we anticipate holding our share for full-size pickups and utilities," LaNeve added.

There were several bright spots in the truck category, including GMC Sierra pickup sales that were up 4 percent total and 1 percent retail for the month. Saturn Vue total sales were up 12 percent and retail climbed 18 percent. The Buick Enclave, GMC Acadia and Saturn Outlook crossovers together accounted for more than 14,000 vehicle sales in the month, an increase of 45 percent compared with the same month last year. Outlook sales were up 18 percent; Acadia sales increased 39 percent; and there were more than 4,400 Buick Enclaves sold. The Saab 9-7X also increased its total sales 18 percent for the month. GM total truck sales for the month declined 16 percent compared with March 2007.

GM's fuel-efficient cars saw strong growth. Chevrolet Malibu total sales were up 7 percent with retail sales up 122 percent, and Impala sales were up 10 percent total and 16 percent retail. Pontiac Vibe total sales were up 39 percent with retail up 4 percent, while G6 was up 31 percent total compared with March 2007. In the luxury car segment, the award-winning Cadillac CTS saw total sales increase 33 percent with a strong retail increase of 43 percent. The just-released 2009 Pontiac Vibe and G8 are selling as fast as they are delivered to dealers.

"For the first three months of the year, GM has four of the top-10 selling cars in the market with Impala, Cobalt, G6 and Malibu. Our sales performance in mid-cars and crossovers shows the power of new products to attract consumers - even in a tough market," LaNeve added. "Consumers can always walk into a GM showroom and know they'll get a vehicle with industry-leading value, great fuel economy and the best warranty coverage of any full-line automaker."

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


Certified Used Vehicles

March 2008 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 43,659 vehicles, down 19 percent from March 2007 results. Year-to-date sales are 123,633 vehicles, down 12 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling certified brand, posted March sales of 38,612 vehicles, down 19 percent from last March, when GM Certified set an industry monthly sales record for the certified category. Cadillac Certified Pre-Owned Vehicles sold 3,324 vehicles, down 14 percent. Saturn Certified Pre-Owned Vehicles sold 1,042 vehicles, down 35 percent. Saab Certified Pre-Owned Vehicles sold 518 vehicles, down 32 percent, and HUMMER Certified Pre-Owned Vehicles sold 163 vehicles, up 39 percent.

"We're encouraged that GM Certified Used Vehicles sales grew 2 percent from the previous month, the second consecutive monthly sales increase for the brand," said LaNeve. "The Hummer Certified Pre-Owned Vehicles program posted one of its best months ever, with a 39 percent increase from last March."

GM North America Reports March and First-Quarter 2008 Production, 2008 Second-Quarter Production Forecast Unchanged at 1.08 Million Vehicles

In March, GM North America produced 237,000 vehicles (124,000 cars and 113,000 trucks). This is down 164,000 vehicles or 41 percent compared to March 2007 when the region produced 401,000 vehicles (134,000 cars and 267,000 trucks). (Production totals include joint venture production of 20,000 vehicles in March 2008 and 15,000 vehicles in March 2007.)


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GM North America built 885,000 vehicles (360,000 cars and 525,000 trucks) in the first-quarter of 2008. This is down 178,000 vehicles or 17 percent compared to first-quarter 2007 actuals when the region produced 1.063 million vehicles (399,000 cars and 664,000 trucks). Nearly 100,000 units of production have been lost due to the strike at American Axle. Additionally, the region's 2008 second-quarter production forecast remains unchanged at 1.08 million vehicles (408,000 cars and 672,000 trucks).

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the annual global industry sales leader for 77 years. Founded in 1908, GM today employs about 266,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 35 countries. In 2007, nearly
9.37 million GM cars and trucks were sold globally under the following brands:
Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.


                                      # # #

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

 Contacts:

 John McDonald (Sales)
 GM Sales & Marketing Communications
 313-667-3714 (office)
 313-418-2139 (mobile)
 john.m.mcdonald@gm.com

 Pam Reese (Production)
 GM Manufacturing & Labor Communications
 248-753-2272 (office)
 586-246-8683 (mobile)
 pam.reese@gm.com

General Motors dealers in the United States reported the following vehicle deliveries:

-------------------------------------------------------------------------------
*S/D Curr:  26                March                    (Calendar Year-to-Date)
                                                          January - March
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
*S/D Prev:  28         2008     2007  Volume   S/D       2008     2007   Volume
-------------------------------------------------------------------------------
Vehicle Total        282,732  349,866  -19.2  -13.0    805,720  909,093   -11.4
Car Total            117,378 136,865   -14.2   -7.6    329,344  349,923    -5.9
Light Truck Total    163,335 208,552   -21.7  -15.7    471,032  548,519   -14.1
Light Vehicle Total  280,713 345,417   -18.7  -12.5    800,376  898,442   -10.9
Truck Total          165,354 213,001   -22.4  -16.4    476,376  559,170   -14.8
-------------------------------------------------------------------------------
GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008     2007  Volume   S/D       2008     2007   Volume
-------------------------------------------------------------------------------
Buick Total           12,317   16,222  -24.1  -18.2     37,834   43,343   -12.7
Cadillac Total        17,453   18,943   -7.9   -0.8     46,665   46,825    -0.3
Chevrolet Total      164,564  213,156  -22.8  -16.9    480,278  548,693   -12.5
GMC Total             38,422   40,894   -6.0    1.2    103,929  110,661    -6.1
HUMMER Total           3,451    4,847  -28.8  -23.3      9,863   13,004   -24.2
**Other-Isuzu Total        0    1,396  ***.*  ***.*          0    3,023   ***.*
Pontiac Total         25,417   30,448  -16.5  -10.1     72,377   79,071    -8.5
Saab Total             2,962    2,837    4.4   12.4      6,468    7,420   -12.8
Saturn Total          18,146   21,123  -14.1   -7.5     48,306   57,053   -15.3
-------------------------------------------------------------------------------
GM Vehicle Total     282,732  349,866  -19.2  -13.0    805,720  909,093   -11.4
-------------------------------------------------------------------------------
GM Car Deliveries by Marketing Division
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008     2007  Volume   S/D       2008     2007   Volume
-------------------------------------------------------------------------------
Buick Total            7,779   11,999  -35.2  -30.2     25,815   30,258   -14.7
Cadillac Total        11,030   10,306    7.0   15.3     30,883   26,642    15.9
Chevrolet Total       64,334   73,665  -12.7   -5.9    181,441  187,160    -3.1
Pontiac Total         23,616   27,046  -12.7   -6.0     65,845   70,995    -7.3
Saab Total             2,449    2,370    3.3   11.3      5,110    6,048   -15.5
Saturn Total           8,170   11,479  -28.8  -23.4     20,250   28,820   -29.7
-------------------------------------------------------------------------------
GM Car Total         117,378  136,865  -14.2   -7.6    329,344  349,923    -5.9
-------------------------------------------------------------------------------
GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008     2007  Volume   S/D       2008     2007   Volume
-------------------------------------------------------------------------------
Buick Total            4,538    4,223    7.5   15.7     12,019   13,085    -8.1
Cadillac Total         6,423    8,637  -25.6  -19.9     15,782   20,183   -21.8
Chevrolet Total       99,157  138,089  -28.2  -22.7    296,020  357,879   -17.3
GMC Total             37,476   39,243   -4.5    2.8    101,402  106,687    -5.0
HUMMER Total           3,451    4,847  -28.8  -23.3      9,863   13,004   -24.2
Pontiac Total          1,801    3,402  -47.1  -43.0      6,532    8,076   -19.1
Saab Total               513      467    9.9   18.3      1,358    1,372    -1.0
Saturn Total           9,976    9,644    3.4   11.4     28,056   28,233    -0.6
-------------------------------------------------------------------------------
GM Light Truck Total 163,335  208,552  -21.7  -15.7    471,032  548,519   -14.1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
* Twenty-six selling days (S/D) for the March period this year and twenty-eight for the last year.
-------------------------------------------------------------------------------
** Prior to Aug '07, includes American Isuzu Motors, Inc., dealer deliveries of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors Inc. Effective Aug '07, GM only includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.
-------------------------------------------------------------------------------

                                      2-1P
                       GM Car Deliveries - (United States)
                                   March 2008
-------------------------------------------------------------------------------
                                    March               (Calendar Year-to-Date)
                                                           January - March
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008     2007  Volume   S/D       2008     2007   Volume
-------------------------------------------------------------------------------
Selling Days (S/D)      26       28                       26       28
-------------------------------------------------------------------------------
Century                    0        2  ***.*  ***.*          0        4   ***.*
LaCrosse               3,080    4,462  -31.0  -25.7     11,435   10,603     7.8
LeSabre                    0       11  ***.*  ***.*          0       51   ***.*
Lucerne                4,699    7,517  -37.5  -32.7     14,380   19,587   -26.6
Park Avenue                0        7  ***.*  ***.*          0       13   ***.*
 Buick Total           7,779   11,999  -35.2  -30.2     25,815   30,258   -14.7
-------------------------------------------------------------------------------
CTS                    6,045    4,880   23.9   33.4     16,697   10,765    55.1
DTS                    3,370    3,663   -8.0   -0.9      9,218   10,947   -15.8
DeVille                    0        9  ***.*  ***.*          0       31   ***.*
STS                    1,486    1,555   -4.4    2.9      4,581    4,434     3.3
XLR                      129      199  -35.2  -30.2        387      465   -16.8
 Cadillac Total       11,030   10,306    7.0   15.3     30,883   26,642    15.9
-------------------------------------------------------------------------------
Aveo                   3,693    6,793  -45.6  -41.5     12,307   15,228   -19.2
Cavalier                   0        9  ***.*  ***.*          0       24   ***.*
Classic                    0        0  ***.*  ***.*          0        1   ***.*
Cobalt                13,756   18,061  -23.8  -18.0     48,024   41,949    14.5
Corvette               2,692    3,158  -14.8   -8.2      6,778    8,176   -17.1
Impala                29,010   28,505    1.8    9.6     71,750   80,705   -11.1
Malibu                15,082   15,140   -0.4    7.3     42,083   36,052    16.7
Monte Carlo              100    1,971  -94.9  -94.5        496    4,899   -89.9
SSR                        1       28  -96.4  -96.2          3      126   -97.6
 Chevrolet Total      64,334   73,665  -12.7   -5.9    181,441  187,160    -3.1
-------------------------------------------------------------------------------
Bonneville                 0        6  ***.*  ***.*          0       42   ***.*
G5                     1,546    2,364  -34.6  -29.6      5,379    5,593    -3.8
G6                    15,108   12,390   21.9   31.3     45,951   35,636    28.9
G8                       777        0  ***.*  ***.*        777        0   ***.*
GTO                        3      702  -99.6  -99.5         14    1,887   -99.3
Grand Am                   0       12  ***.*  ***.*          0       40   ***.*
Grand Prix             1,073    6,807  -84.2  -83.0      3,350   16,823   -80.1
Solstice               1,216    1,742  -30.2  -24.8      2,791    3,620   -22.9
Sunfire                    0        5  ***.*  ***.*          0       11   ***.*
Vibe                   3,893    3,018   29.0   38.9      7,583    7,343     3.3
 Pontiac Total        23,616   27,046  -12.7   -6.0     65,845   70,995    -7.3
-------------------------------------------------------------------------------
9-2X                       0       20  ***.*  ***.*          1       81   -98.8
9-3                    2,133    1,981    7.7   16.0      4,371    4,875   -10.3
9-5                      316      369  -14.4   -7.8        738    1,092   -32.4
 Saab Total            2,449    2,370    3.3   11.3      5,110    6,048   -15.5
-------------------------------------------------------------------------------
Astra                    720        0  ***.*  ***.*      1,477        0   ***.*
Aura                   6,241    5,530   12.9   21.5     16,382   13,428    22.0
ION                       32    4,639  -99.3  -99.3        251   12,555   -98.0
Saturn L Series            0        0  ***.*  ***.*          0        0   ***.*
Sky                    1,177    1,310  -10.2   -3.2      2,140    2,837   -24.6
 Saturn Total          8,170   11,479  -28.8  -23.4     20,250   28,820   -29.7
-------------------------------------------------------------------------------
 GM Car Total       117,378   136,865  -14.2   -7.6    329,344  349,923    -5.9
-------------------------------------------------------------------------------

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   March 2008
-------------------------------------------------------------------------------
                                    March               (Calendar Year-to-Date)
                                                           January - March
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008     2007  Volume   S/D       2008     2007   Volume
-------------------------------------------------------------------------------
Selling Days (S/D)      26       28                       26       28
-------------------------------------------------------------------------------
Enclave                4,460        0  ***.*  ***.*     11,712        0   ***.*
Rainier                   14      601  -97.7  -97.5         74    1,589   -95.3
Rendezvous                 1    2,697  ***.*  ***.*          9    9,753   ***.*
Terraza                   63      925  -93.2  -92.7        224    1,743   -87.1
 Buick Total           4,538    4,223    7.5   15.7     12,019   13,085    -8.1
-------------------------------------------------------------------------------
Escalade               2,805    3,774  -25.7  -20.0      6,667    8,600   -22.5
Escalade ESV           1,309    1,742  -24.9  -19.1      3,148    3,881   -18.9
Escalade EXT             551      932  -40.9  -36.3      1,294    2,081   -37.8
SRX                    1,758    2,189  -19.7  -13.5      4,673    5,621   -16.9
 Cadillac Total        6,423    8,637  -25.6  -19.9     15,782   20,183   -21.8
-------------------------------------------------------------------------------
Astro                      0        2  ***.*  ***.*          0       16   ***.*
Chevy C/T Series          19       22  -13.6   -7.0         44       59   -25.4
Chevy W Series           168      314  -46.5  -42.4        435      646   -32.7
Colorado               5,126    7,685  -33.3  -28.2     15,750   19,769   -20.3
Equinox                6,450    9,997  -35.5  -30.5     22,989   22,896     0.4
Express Cutaway/G Cut  1,112    1,513  -26.5  -20.9      3,746    3,665     2.2
Express Panel/G Van    5,838    6,572  -11.2   -4.3     15,942   16,192    -1.5
Express/G Sportvan     1,214    1,832  -33.7  -28.6      3,817    3,839    -0.6
HHR                    7,260    7,870   -7.8   -0.7     22,615   22,045     2.6
Kodiak 4/5 Series        781      880  -11.3   -4.4      1,981    2,345   -15.5
Kodiak 6/7/8 Series      105      186  -43.5  -39.2        357      604   -40.9
S/T Blazer                 0        0  ***.*  ***.*          0        2   ***.*
Suburban (Chevy)       5,278    8,282  -36.3  -31.4     13,594   19,670   -30.9
Tahoe                  9,772   14,848  -34.2  -29.1     25,709   34,875   -26.3
TrailBlazer            5,253   11,426  -54.0  -50.5     23,850   31,632   -24.6
Uplander               5,791    6,936  -16.5  -10.1     15,360   15,260     0.7
Venture                    0        4  ***.*  ***.*          0        8   ***.*
................................................................................
        Avalanche      3,502    5,496  -36.3  -31.4      9,869   15,295   -35.5
Silverado-C/K Pickup  42,561   55,626  -23.5  -17.6    122,779  152,715   -19.6
Chevrolet Fullsize
  Pickups             46,063   61,122  -24.6  -18.8    132,648  168,010   -21.0
................................................................................
 Chevrolet Total     100,230  139,491  -28.1  -22.6    298,837  361,533   -17.3
-------------------------------------------------------------------------------
Acadia                 7,424    5,739   29.4   39.3     20,675   11,704    76.6
Canyon                 1,303    1,802  -27.7  -22.1      4,107    5,207   -21.1
Envoy                  2,305    3,150  -26.8  -21.2      8,476   10,749   -21.1
GMC C/T Series             9       27  -66.7  -64.1         41       57   -28.1
GMC W Series             252      553  -54.4  -50.9        732    1,089   -32.8
Safari (GMC)               0        0  ***.*  ***.*          0       11   ***.*
Savana Panel/G Classic 1,014    1,225  -17.2  -10.9      2,608    3,339   -21.9
Savana Special/G Cut   2,701    1,106  144.2  163.0      3,689    2,661    38.6
Savana/Rally             193      135   43.0   54.0        421      396     6.3
Sierra                15,919   16,503   -3.5    3.9     44,207   47,790    -7.5
Topkick 4/5 Series       297      610  -51.3  -47.6        885    1,581   -44.0
Topkick 6/7/8 Series     388      461  -15.8   -9.4        869    1,247   -30.3
Yukon                  3,943    5,704  -30.9  -25.6     10,297   14,852   -30.7
Yukon XL               2,674    3,879  -31.1  -25.8      6,922    9,978   -30.6
 GMC Total            38,422   40,894   -6.0    1.2    103,929  110,661    -6.1
-------------------------------------------------------------------------------

                                      3-1P
                      GM Truck Deliveries - (United States)
                                   March 2008
-------------------------------------------------------------------------------
                                    March               (Calendar Year-to-Date)
                                                           January - March
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008     2007  Volume   S/D       2008     2007   Volume
-------------------------------------------------------------------------------
Selling Days (S/D)      26       28                       26       28
-------------------------------------------------------------------------------
HUMMER H1                  4       15  -73.3  -71.3         10       56   -82.1
HUMMER H2                890    1,040  -14.4   -7.8      2,388    3,091   -22.7
HUMMER H3              2,557    3,792  -32.6  -27.4      7,465    9,857   -24.3
 HUMMER Total          3,451    4,847  -28.8  -23.3      9,863   13,004   -24.2
-------------------------------------------------------------------------------
Other-Isuzu F Series       0      184  ***.*  ***.*          0      477   ***.*
Other-Isuzu H Series       0       13  ***.*  ***.*          0       30   ***.*
Other-Isuzu N Series       0    1,199  ***.*  ***.*          0    2,516   ***.*
 Other-Isuzu Total         0    1,396  ***.*  ***.*          0    3,023   ***.*
-------------------------------------------------------------------------------
Aztek                      0        2  ***.*  ***.*          0       12   ***.*
Montana                    0        5  ***.*  ***.*          0       13   ***.*
Montana SV6                2      189  -98.9  -98.9         22      534   -95.9
Torrent                1,799    3,206  -43.9  -39.6      6,510    7,517   -13.4
 Pontiac Total         1,801    3,402  -47.1  -43.0      6,532    8,076   -19.1
-------------------------------------------------------------------------------
9-7X                     513      467    9.9   18.3      1,358    1,372    -1.0
 Saab Total              513      467    9.9   18.3      1,358    1,372    -1.0
-------------------------------------------------------------------------------
Outlook                2,428    2,210    9.9   18.3      6,550    5,054    29.6
Relay                     19      178  -89.3  -88.5        100      511   -80.4
VUE                    7,529    7,256    3.8   11.7     21,406   22,668    -5.6
 Saturn Total          9,976    9,644    3.4   11.4     28,056   28,233    -0.6
-------------------------------------------------------------------------------
 GM Truck Total      165,354  213,001  -22.4  -16.4    476,376  559,170   -14.8
-------------------------------------------------------------------------------

                        GM Production Schedule - 4/01/08


                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

2008 Q1 #       360     525     885    493      242     613      2,233    12    42      334
O/(U) prior
forecast:@        3     (83)    (80)     1       (1)      9        (71)   (1)   (1)      (3)
              -----   -----   -----  -----      ---     ---      -----

2008 Q2 # *     408     672   1,080    509      288     616      2,493    21    35      310
O/(U) prior
forecast:@        0       0       0      0        6      16         22     0     0        5
====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---  ------  ------  ----   -------   -----  ---------   ---- -----
   2002
1st Qtr.        600     753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.        688     865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.        568     740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.        602     824   1,426    453      157      81      2,117    14    25       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
    CY        2,458   3,182   5,640  1,770      561     307      8,278    59    73       NA

   2003
1st Qtr.        591     860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.        543     837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.        492     753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.        558     827   1,385    446      157     133      2,121    16    20       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
    CY        2,184   3,277   5,461  1,818      547     420      8,246    74    85       NA

   2004
1st Qtr.        525     820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.        543     846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.        463     746   1,209    411      185     314      2,119    16    43      261
4th Qtr.        466     811   1,277    442      200     386      2,305    17    47      324
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,997   3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

   2005
1st Qtr.        470     712   1,182    502      185     335      2,204    16    51      286
2nd Qtr.        458     789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.        423     723   1,146    412      207     409      2,174    15    50      199
4th Qtr.        483     798   1,281    443      188     420      2,332    14    68      197
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,834   3,022   4,856  1,858      775   1,562      9,051    62   218    1,019

   2006
1st Qtr.        496     759   1,255    494      194     472      2,415    18    50      246
2nd Qtr.        462     775   1,237    495      206     482      2,420    17    58      258
3rd Qtr.        417     633   1,050    374      215     433      2,072    12    48      202
4th Qtr.        446     661   1,107    443      215     509      2,274    11    43      260
              -----   -----   -----  -----      ---   -----      -----    --   ---      ---
    CY        1,821   2,828   4,649  1,806      830   1,896      9,181    58   199      966

   2007
1st Qtr.        399     664   1,063    511      222     544      2,340    15    35      287
2nd Qtr.        402     740   1,142    464      233     571      2,410    12    42      264
3rd Qtr.        367     653   1,020    396      251     489      2,156    11    39      252
4th Qtr.  @     358     684   1,042    457      253     627      2,380    11    45      323
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,526   2,741   4,267  1,828      960   2,231      9,286    49   161    1,126

   2008
1st Qtr. #      360     525     885    493      242     613      2,233    12    42      334
2nd Qtr. # *    408     672   1,080    509      288     616      2,493    21    35      310
              -----   -----   -----  -----    -----   -----      -----


* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
@ Numbers may vary due to rounding
# Denotes estimate

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 (2004)
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.